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                                                                     EXHIBIT 4.1



        COMMON STOCK                                         COMMON STOCK




INCORPORATED UNDER THE LAWS
         OF THE
    STATE OF DELAWARE

                          IMPERIAL PARKING CORPORATION

THIS CERTIFICATE IS TRANSFERABLE
     IN CLEVELAND, OHIO
                                                          CUSIP 453077 10 9

                                                           SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS


THIS CERTIFIES THAT





IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
                        OF IMPERIAL PARKING CORPORATION

transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.
     This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents.
     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.

Dated:

                          IMPERIAL PARKING CORPORATION
                                  CORPORATE
COUNTERSIGNED AND REGISTERED:
        NATIONAL CITY BANK                 PRESIDENT AND CHIEF EXECUTIVE OFFICER
        (CLEVELAND, OHIO)           SEAL


                                  DELAWARE


              Transfer Agent and Registrar
By


                     Authorized Signature



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                          IMPERIAL PARKING CORPORATION

     SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RIGHTS, POWERS, RESTRICTIONS, LIMITATIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF THE STOCK OF EACH CLASS AND OF EACH SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION BY WRITTEN REQUEST TO THE SECRETARY OF IMPERIAL PARKING CORPORATION, AT THE PRINCIPAL OFFICES OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of the Certificate, shall construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with rights
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- _______________ Custodian _______________
                          (Cust)                  (Minor)

                     under Uniform Gifts to Minors

                     Act _____________________________________
                                     (State)

UNIF TRAN MIN ACT -- _______________ Custodian _______________
                          (Cust)                  (Minor)

                     under Uniform Transfers to Minor

                     Act _____________________________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OF OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate and do hereby innvocably constitute and appoint ______________________________________________

________________________________________________________________________________

________________________________________________________________________________


Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution is the premises.

Dated ____________________________________________

                                X_______________________________________________
                                 NOTICE: THE SIGNATURES TO THIS AGREEMENT
                                 MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17 Ad-15.

                                      SIGNATURE(S) GUARANTEED:

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.